Exhibit 99.1

Solo Brands, Inc. Appoints John Larson as Chief Executive Officer;
Company Completes Comprehensive Debt Restructuring

Well-positioned to pursue strategic transformation, supported by strong leadership bench and extended financial runway

Grapevine, Texas, June 16, 2025: Solo Brands, Inc. (NYSE: DTC; OTC: DTCB) (“Solo Brands” or “the Company”), a leading portfolio of lifestyle brands (Solo Stove, Chubbies, Isle and Oru) that are redefining the outdoor and apparel industries, today announced that Mr. John P. Larson was appointed as permanent President and Chief Executive Officer, effective immediately. Mr. Larson will also continue to serve on the Company’s Board.

The Company also announced that Solo Brands, LLC, as borrower (the “Borrower”), an indirect subsidiary of the Company, entered into Amendment No. 4 (the “Amendment”) to the Credit Agreement dated as of May 12, 2021 (as amended, the “Credit Agreement”), by and among the Borrower, JPMorgan Chase Bank, N.A., as administrative agent, collateral agent and letter of credit issuer, and the lenders party thereto, to effect a comprehensive debt restructuring.

John Larson, Solo Brand’s President and Chief Executive Officer, commented, “This is a pivotal time for Solo Brands, and we have a strong team in place to implement our plans. This successful debt restructuring marks a substantial step forward, creating a significant runway and providing financial flexibility to execute our strategic vision. We believe we have taken appropriate steps to strengthen our balance sheet and liquidity position that underpins our multi-year transformational growth strategy.

“We are confident that our strong brand recognition, coupled with our turnaround efforts and value accretive initiatives, will position us to continue down the pathway to stabilize and transform the business. We appreciate the collaboration and support from our lenders. Finally, I am excited to continue in the CEO role, permanently, as the team, Board, and I are well aligned,” Larson concluded.

Key Transaction Terms

The Amendment, which became effective on June 13, 2025, reallocated and restructured the Borrower’s debt under the Credit Agreement to provide a revolving credit facility with commitments equal to $90.0 million; a new term loan facility in an aggregate principal amount equal to $240.0 million; and the paydown by the Borrower of $136.5 million of revolving loans and $32.5 of existing term loans outstanding as of June 13, 2025. As a result, as of June 13, 2025, the Company’s total outstanding debt under the revolving facility was $19.7 million, and the Company’s total outstanding debt under the new term loan facility was $240.0 million. In addition, the Amendment extends the stated maturity of the revolving loans and the new term loans to June 30, 2028.

Additional terms of the Amendment are set forth in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 16, 2025.

Advisors

Kirkland & Ellis LLP served as legal counsel, Lazard served as financial advisor, and AlixPartners served as operational advisor to the Company.

About Solo Brands, Inc.

Solo Brands, headquartered in Grapevine, TX, is a leading omnichannel lifestyle brand company. Leveraging e-commerce, strategic retail relationships and physical retail stores, Solo Brands offers innovative products to consumers through five lifestyle brands – Solo Stove and TerraFlame, known for firepits, stoves, and accessories; Chubbies, a premium casual apparel and activewear brand; ISLE, maker of inflatable and hard paddle boards and accessories; and Oru Kayak, innovator of origami folding kayaks.

Contacts:
Mark Anderson, Senior Director of Treasury & Investor Relations
Investors@solobrands.com

Three Part Advisors, LLC
Sandy Martin: smartin@threepa.com, 214-616-2207
Steven Hooser: shooser@threepa.com, 214-872-2710

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding our ability to realize expected benefits from the amendment of the credit agreement governing our debt, future financial position, turnaround efforts, strategic transformation goals, future growth and shareholder value, our going concern assessment, our plans and strategy to improve our liquidity, the expected benefits of operational improvements and restructuring efforts, benefits from management changes and seasonal trends. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “forecasts,” “guidance,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions. These statements are neither promises nor guarantees, and involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: our ability to realize expected benefits from our strategic plans, including as a result of the amendment of our credit agreement; our ability to implement any restructuring and cost-reduction efforts; our liquidity; our ability to continue as a going concern; our ability to mitigate the impact of new and increased tariffs and similar restrictions on our business; our reliance on third-party manufacturers, which operate mostly outside of the U.S., and problems with, or the loss of, our suppliers or an inability to obtain raw materials; failure to regain compliance with the continued listing requirements of the NYSE, upon appeal or otherwise, or any future failure to meet such requirements; the impacts of the continued quotation of our Class A common stock on the OTC Pink Market; our dependence on cash generated from operations to support our business and our growth initiatives; the limits placed by our indebtedness to invest in the ongoing needs of our business; our ability to maintain and strengthen our brand to generate and maintain ongoing demand for our products; our ability to design, develop and introduce new products; our ability to manage our future growth effectively; our ability to expand into additional markets; our ability to maintain and strengthen our brand to generate and maintain ongoing demand for our products; risks associated with our international operations; our inability to sustain historic growth rates; our ability to cost-effectively attract new customers and retain our existing customers; the highly competitive market in which we operate; our failure to maintain product quality and product performance at an acceptable cost; the impact of product liability and warranty claims and product recalls; business interruptions resulting from fluctuations in the price of our Class A common stock; geopolitical actions, natural disasters, or pandemics; and the ability of our largest stockholders to influence corporate matters. These and other important factors discussed under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024, and any subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, or other filings we make with the Securities and Exchange Commission could cause actual results to differ materially from those indicated by the forward-looking statements made in this press release. Forward-looking statements speak only as of the date the statements are made and are based on information available to Solo Brands at the time those statements are made and/or management's good faith belief as of that time with respect to future events. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.